EXHIBIT 10.4

  September 30, 1998



  Aloe Commodities International, Inc.
  12901 Nicholson, Suite 370
  Farmers Branch, TX 75234

  Gentlemen:

       Reference is made to the Promissory Note dated June 17, 1998 of Aloe Commodities International, Inc. (the "Maker") payable to the order of Carrington Laboratories, Inc. (the "Payee") in the original principal amount of $200,000 (the "Note"). The third paragraph on the first page of the Note provides as follows:

            The principal of and interest on this Note shall be due and payable on August 17, 1999, (the "Final Due Date"), on which date all unpaid principal of and accrued interest on this Note shall be due and payable.

       The  Maker  and  the  Payee  agree  that  the paragraph quoted above contained a typographical error, in that the Final Due Date was originally intended to be August 17, 1998, not August 17, 1999. The Maker and the Payee now desire to extend the Final Due Date beyond the intended date of August 17, 1998 to October 30, 1998, with the same effect as if the Note had originally designated the latter date as the Final Due Date. Accordingly, the Maker and the Payee agree that the third paragraph on the first page of the Note is hereby amended, effective as of June 17, 1998, to read in its entirety as follows:

            The principal of and interest on this Note shall be due and payable on October 30, 1998 (the "Final Due Date"), on which date all unpaid principal of and accrued interest on this Note shall be due and payable.

       The Maker and the Payee confirm that the Note remains in full force and effect as originally written, except as amended by this letter.


          Aloe Commodities International, Inc.

  September 30, 1998
  Page 2




       Please indicate your agreement to the terms of this letter by signing the enclosed copy of this letter in the space provided below and returning that copy to the undersigned.


                                      CARRINGTON LABORATORIES, INC.



                                      By:  /s/ Robert W. Schnitizius
                                      Robert W. Schnitzius
                                      Treasurer and Chief Financial Officer

   Agreed to in all respects:

   ALOE COMMODITIES INTERNATIONAL, INC.



   By:  /s/Fred Lauterbach

   Name:     Fred Lauterbach

   Title:    Vice President

   met

  November 4, 1998


  Aloe Commodities International, Inc.
  12901 Nicholson, Suite 370
  Farmers Branch, TX 75234

  Gentlemen:

       Reference is made to the Promissory Note dated June 17, 1998 of Aloe Commodities International, Inc. (the "Maker") payable to the order of Carrington Laboratories, Inc. (the "Payee") in the original principal amount of $200,000 (the "Note"), and to that certain letter dated September 30, 1998 which extended the final payment date of the Note from August 17, 1998 to October 30, 1998.

       The Maker and the Payee now desire to extend the Final Due Date beyond the intended date of October 30, 1998 to December 31, 1998, with the same effect as if the Note had originally designated the latter date as the Final Due Date. Accordingly, the Maker and the Payee agree that the third paragraph on the first page of the Note is hereby amended, effective as of October 30, 1998 to read in its entirety as follows:

            The principal of and interest on this Note shall be due and payable on December 31, 1998 (the "Final Due Date"), on which date all unpaid principal of and accrued interest on this Note shall be due and payable.

       The Maker and the Payee confirm that the Note remains in full force and effect as originally written, except as amended by this letter.

       Please indicate your agreement to the terms of this letter by signing the enclosed copy of this letter in the space provided below and returning that copy to the undersigned.

                                CARRINGTON LABORATORIES, INC.

                                By:  /s/ Robert W. Schnitzius
                                     Robert W. Schnitzius
                                     Treasurer and Chief Financial Officer

  Agreed to in all respects:

  ALOE COMMODITIES INTERNATIONAL, INC.

  By:  /s/ L. Scott McKnight
  Name:    L. Scott McKnight
  Title:   President

  RWS:met